Supplement dated January 6, 2015 to the Wilmington Funds Prospectus dated August 31, 2014, as revised
December 1, 2014 (the “Prospectus”)

Effective January 6, 2015, the information in the Prospectus with respect to each of the Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Assets Fund will be amended, supplemented or replaced as follows:

Removal of Portfolio Manager

Effective at the close of business on January 6, 2015, George Chen of Wilmington Trust Investment Advisors, Inc. will cease to be a portfolio manager of each of the Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Asset Fund. Accordingly, as of January 6, 2015, all references to George Chen in the Prospectus are hereby deleted.

Please keep this Supplement for future reference.

Supplement dated January 6, 2015, to the Wilmington Funds Statement of Additional Information dated
August 31, 2014, as revised December 1, 2014 (the “SAI”)

Wilmington Multi-Manager International Fund and Wilmington Multi-Manager Real Asset Fund (the “Funds”)

Effective at the close of business on January 6, 2015, George Chen of Wilmington Trust Investment Advisors, Inc. will cease to be a portfolio manager of the Funds. Accordingly, as of January 6, 2015, all references to George Chen in the SAI are hereby deleted.

Please keep this Supplement for future reference.